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                                 EXHIBIT (5)(a)

                               FORM OF APPLICATION

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[logo]                                   VARIABLE ANNUITY APPLICATION

           Annuity Service Center ("Service Center") 1-(877) 717-8861
           Mailing Address: P.O. Box 3183, Cedar Rapids, IA 52406-3183
           Express Mail: 4333 Edgewood Road NE, Cedar Rapids, IA 52499

                 Transamerica Life Insurance Company of New York
                                   Home Office
                               Purchase, New York

            DREYFUS/TRANSAMERICA TRIPLE(R) ADVANTAGE VARIABLE ANNUITY

Maximum Issue Age:
.. Owner and Annuitant - 87

Stepped-Up Death Benefit:
Through age 85, the death benefit will be the greatest of:
.. The certificate value
.. The premiums paid, less any adjusted withdrawals (less any premium taxes applicable to those withdrawals)
.. The highest certificate anniversary value before the owner's or annuitant's
  86th birthday (adjusted for additional investments and adjusted withdrawals since that anniversary, and less premium taxes).

Transfers:
Unlimited*

Automatic Asset Rebalancing:
Annually, Semi-Annually or Quarterly on a "calendar-year" or "contract-year" basis

Dollar Cost Averaging:
From Money Market, Quality Bond, Limited Term High Income Portfolios, or the
Fixed Account.

Systematic Withdrawals:
Limited to 10% of premiums annually, $100 minimum (monthly)

Liquidity:
10% of premiums (noncumulative), or 100% of earnings


Surrender Charges:
6,6,5,5,4,4,2,0% of each premium

Annual Account Fee:
$30 - waived for account values over $50,000

Variable Account Annual Expenses:
.. Mortality and Expense Charge - 1.25%
.. Administration Charge - .15%

Minimum Investment:
Qualified and Non-Qualified: $5,000

Subsequent Investments:
Qualified and Non-Qualified: $500 or $100 monthly bank transfer

Type of Money:
Non-Qualified, IRA and Qualified rollovers

27 Investment Portfolios:
.. Money Market
.. Special Value
.. Quality Bond
.. Small Cap
.. Appreciation
.. Stock Index Fund
.. Socially Responsible Growth Fund
.. Growth & Income
.. International Equity
.. International Value
.. Disciplined Stock
.. Small Company Stock
.. Limited Term High Income
.. Balanced
.. Core Value
.. Mid-Cap Stock
.. Transamerica Equity
.. Founders Growth
.. Founders Passport
.. Founders International Equity
.. European Equity
.. Technology Growth
.. Founders Discovery
.. Emerging Leaders
.. Emerging Markets
.. Japan Portfolio
.. Core Bond

Fixed Account:
One-Year Option

* A fee of $10 per transfer will be charged after the 12th free transfer.

Please read the Prospectus carefully before you invest. Variable Annuities are not FDIC-insured. They are not bank deposits, bank obligations or bank-guaranteed. They pose investment risks, including possible loss of principal. The Triple Advantage Variable Annuity contract is issued by Transamerica Life Insurance Company of New York. (Certificate Form FTCG-501-198)

(C)2001 Dreyfus Service Corporation. Transamerica Securities Sales Corporation,
Distributor.

FTLA-9-201                                                                Page 1
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
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   1     Owner
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Type of Plan (check one only):

 [_] Non-Qualified Annuity [_] TSA 403(b) (Rev. Rul. 90-24 only)*          [_] Traditional IRA         [_] Roth IRA

* Submit required additional forms. All mail and tax reporting will be sent only to the Owner.

                                                   [_]       [_]
------------------------------------------                               ------------------------    -------------------------------
Print Full Name                                   Male      Female       Date of Birth               Taxpayer Identification Number

                                                                   Married:     [_] Yes [_] No
---------------------------------------------------------------
Residence Street Address

---------------------------------------------------------------          ------------------------    -------------------------------
City                              State                Zip Code          Daytime Telephone           Evening Telephone

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   2     Joint Owner (Optional)
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Note: Non-Qualified Contracts only.

                                                   [_]       [_]
-----------------------------------------                                ------------------------    -------------------------------
Print Full Name                                   Male      Female       Date of Birth               Taxpayer Identification Number

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   3     Owner's Beneficiary
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Complete Only if Owner and Annuitant are Different. Note: If More Than One, Use Beneficiary Designation Form.

------------------------------------  -------------------------------    ------------------------    -------------------------------
Print Full Name                       Taxpayer Identification Number     Date of Birth               Relationship to Owner

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   4     Annuitant
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Complete only if different from Owner. Note: Non-Qualified Contracts only.

                                                   [_]       [_]
------------------------------------                                     ------------------------    -------------------------------
Print Full Name                                   Male      Female       Date of Birth               Taxpayer Identification Number

-----------------------------------------------------------------
Residence Street Address

-----------------------------------------------------------------
City                     State                      Zip Code

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   5     Contingent Annuitant (Optional)
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Note: Non-Qualified Contracts only.

                                                   [_]       [_]
------------------------------------                                     -----------------------     -------------------------------
Print Full Name                                   Male     Female        Date of Birth               Taxpayer Identification Number

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   6     Annuitant's Beneficiary
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Note: If More Than One, Use Beneficiary Designation Form.

------------------------------------  -------------------------------    -----------------------     -------------------------------
Print Full Name                       Taxpayer Identification Number     Date of Birth               Relationship to Owner

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   7     Non-Qualified Information
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

If the Owner is not the Annuitant, the Owner is: [_] Individual [_] Trust
[_] Corporation [_] Custodian [_] Other __________
If the Owner is a Trust, is this annuity being held by the Trust as an agent for the Annuitant(s)? [_] Yes [_] No
If the Annuitant is a minor please provide (1) the relationship to the Owner and
(2) the mother's name and father's name:

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Has the Owner purchased or applied for other non-qualified deferred annuities issued by any of the Transamerica Life Companies during the current calendar year? [_] Yes [_] No If Yes, provide contract number(s):

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FTLA-9-201                                                                Page 2

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   8     Method of Payment
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Please indicate the method of payment below (minimum $5,000):

[_] Check for $ __________ (payable to Transamerica Life Insurance Company of New York) is enclosed.

For new Transamerica IRAs: Amount remitted includes $ __________ as a rollover, which Owner irrevocably elects to treat as a rollover contribution; $ __________ for Tax Year __________; and $ __________ for Tax Year __________.

[_] Transfer the balance from my existing life insurance or non-qualified annuity contract to this non-qualified annuity contract (complete and attach 1035 Exchange Form).

[_] Rollover/Transfer funds from my existing IRA or TSA Sec. 403(b) arrangement in accordance with Rev. Rul. 90-24 (complete and attach Transfer Letter of Direction Form).

[_] Pre-authorized Payment Plan on a monthly basis. To establish this option, you must submit the Automatic Investing form.

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   9     Purchase Payment Allocation
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If you elect Dollar Cost Averaging (DCA), initial allocations must be to the
Money Market, Quality Bond, Limited Term High Income Portfolios, or to the Fixed Account. Please use whole percentages. Total must equal 100%.

Dreyfus Appreciation Portfolio - Service Class                        %
Dreyfus Balanced Portfolio - Service Class                            %
Dreyfus Core Bond Portfolio - Service Class                           %
Dreyfus Core Value Portfolio - Service Class                          %
Dreyfus Disciplined Stock Portfolio - Service Class                   %
Dreyfus Emerging Leaders Portfolio - Service Class                    %
Dreyfus Emerging Markets Portfolio - Service Class                    %
Dreyfus European Equity Portfolio - Service Class                     %
Dreyfus Founders Discovery Portfolio - Service Class                  %
Dreyfus Founders Growth Portfolio - Service Class                     %
Dreyfus Founders International Equity Portfolio -
   Service Class                                                      %
Dreyfus Founders Passport Portfolio - Service Class                   %
Dreyfus Growth and Income Portfolio - Service Class                   %
Dreyfus International Equity Portfolio - Service Class                %
Dreyfus International Value Portfolio -Service Class                  %
Dreyfus Japan Portfolio - Service Class                               %
Dreyfus Limited Term High Income Portfolio - Service Class            %
Dreyfus MidCap Stock Portfolio - Service Class                        %
Dreyfus Money Market Portfolio                                        %
Dreyfus Quality Bond Portfolio - Service Class                        %
Dreyfus Small Cap Portfolio - Service Class                           %
Dreyfus Small Company Stock Portfolio - Service Class                 %
Dreyfus Socially Responsible Growth Fund, Inc. -
   Service Class                                                      %
Dreyfus Special Value Portfolio - Service Class                       %
Dreyfus Stock Index Fund - Service Class                              %
Dreyfus Technology Growth Portfolio - Service Class                   %
Transamerica Equity                                                   %
1 Year Fixed                                                          %
3 Year Fixed                                                          %
5 Year Fixed                                                          %
7 Year Fixed                                                          %
                                                             Total 100%
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   10    Dollar Cost Averaging
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Note: Not available if Rebalancing is in effect.

Your initial payments must place at least $5,000 into the Money Market, Quality Bond, Limited Term High Income Portfolios, or to the Fixed Account. Future payments will also go to this allocation unless allocations are changed after the start of Dollar Cost Averaging (DCA).

[_] I/We elect DCA for a period of _______ months (6 to 60 months). (Source account value must be $5,000.) Each month transfer $ _______ ($250 minimum).

From: [_] Money Market [_] Quality Bond [_] Limited Term High Income [_] 1-Year Fixed Account

To:   Percentage Amount    Fund        Percentage Amount    Fund
                      %                                %
                      %                                %
                      %                                %

Total Percentages Must Equal 100%.
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   11    Rebalancing
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Note: Not available if Dollar Cost Averaging (DCA) is in effect.

[_] Annually [_] Semi-Annually [_] Quarterly

I/We elect the Variable Sub-account rebalancing program option. With this election, all amounts in the Variable Sub-accounts are re-allocated to reflect the percentages indicated on this application. Unless and until a rebalancing election form has been submitted changing these allocation percentages, Transamerica will allocate all contributions according to the percentages shown on this application.

FTLA-9-201                                                                Page 3

                                   Page 3 of 4

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   12    Replacement
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Will this annuity replace or change any life insurance or annuity contract(s).
[_] Yes [_] No If Yes, provide name and address of insurance company and contract number(s):

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   13    Disclosures & Signatures
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I/We understand that I/We have applied for a variable annuity contract
("contract") issued by Transamerica Life Insurance Company of New York. I/We have received a current prospectus for the contract and for the portfolios. I/We are aware that (a) payments and values provided under the contract, when based on the investment experience of the Variable Account, vary and are not guaranteed as to dollar amount; (b) periodic charges and fees are associated with the contract; and (c) this contract and its associated investment portfolios are not deposits or obligations of, or guaranteed or endorsed by, any bank, credit union, or the U.S. government, and are not federally insured by the FDIC, the Federal Reserve Board, or any other agency. Portfolio shares involve certain investment risks, including the possible loss of principal. I/We declare that all statements made on this application are true to the best of my/our knowledge and belief.

Signed at______________________ on_________  ___________________________________
          City        State       Date       Owner's Signature

                                             ___________________________________
                                             Joint Owner's Signature (If Any)

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   14    Registered Representatives Only
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Registered Representative: Do you have reason to believe the annuity applied for will replace any life insurance or annuity with us or any other company?
[_] Yes [_] No


Please check one of the following boxes (contact your home office for more information). Once selected, an option cannot be changed. [_] Option A
[_] Option B [_] Option C

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Witness (Licensed Registered Representative)    Print or Type Name of Registered Representative/Code


----------------------------------------------  ----------------------------------------------------
Print or Type Name of Broker/Dealer             Branch Office/Telephone Number/Code

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Do not write in this space. Home office use only.


FTLA-9-201                                                                Page 4

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